PROSPECTUS SUPPLEMENT


                                               Filed Pursuant to Rule 424(b)(3)
                                                    Registration No. 333-108645




                              PROSPECTUS SUPPLEMENT
                                    Number 2
                                       to
                        Prospectus dated October 15, 2003
                          which was supplemented in the
                        Prospectus dated October 30, 2003

                                       of

                           HEMISPHERX BIOPHARMA, INC.

This Prospectus Supplement includes the attached Quarterly Report on Form 10-Q of Hemispherx Biopharma, Inc. for the quarter ended September 30, 2003 filed by us with the Securities and Exchange Commission.

Our common stock is listed on the American Stock Exchange under the symbol HEB.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         ------------------------------

           The date of this Prospectus Supplement is November 19, 2003